Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Second Quarter 2023
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2023 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15 - Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2023 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2023	2023	2022	2022	2022	2023	2022			2023 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2023	2022	2022
Income Statement
Net interest income	$7,113	$7,186	$7,197	$7,003	$6,517	(1)%	9%	$14,299	$12,914	11%
Non-interest income	1,899	1,717	1,843	1,802	1,715	11	11	3,616	3,491	4
Total net revenue(1)	9,012	8,903	9,040	8,805	8,232	1	9	17,915	16,405	9
Provision for credit losses	2,490	2,795	2,416	1,669	1,085	(11)	129	5,285	1,762	200
Non-interest expense:
Marketing	886	897	1,118	978	1,003	(1)	(12)	1,783	1,921	(7)
Operating expense	3,908	4,048	3,962	3,971	3,580	(3)	9	7,956	7,213	10
Total non-interest expense	4,794	4,945	5,080	4,949	4,583	(3)	5	9,739	9,134	7
Income from continuing operations before income taxes	1,728	1,163	1,544	2,187	2,564	49	(33)	2,891	5,509	(48)
Income tax provision	297	203	312	493	533	46	(44)	500	1,075	(53)
Net income	1,431	960	1,232	1,694	2,031	49	(30)	2,391	4,434	(46)
Dividends and undistributed earnings allocated to participating securities(2)	(23)	(16)	(14)	(21)	(25)	44	(8)	(39)	(53)	(26)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(114)	(114)	—
Net income available to common stockholders	$1,351	$887	$1,161	$1,616	$1,949	52	(31)	$2,238	$4,267	(48)
Common Share Statistics
Basic earnings per common share:(2)
Net income per basic common share	$3.53	$2.32	$3.03	$4.21	$4.98	52%	(29)%	$5.85	$10.65	(45)%
Diluted earnings per common share:(2)
Net income per diluted common share	$3.52	$2.31	$3.03	$4.20	$4.96	52%	(29)%	$5.83	$10.61	(45)%
Weighted-average common shares outstanding (in millions):
Basic	382.8	382.6	382.6	383.4	391.2	—	(2)%	382.7	400.8	(5)%
Diluted	383.7	383.8	383.7	384.6	392.6	—	(2)	383.8	402.3	(5)
Common shares outstanding (period-end, in millions)	381.4	382.0	381.3	382.0	383.8	—	(1)	381.4	383.8	(1)
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$1.20	$1.20	—
Tangible book value per common share (period-end)(3)	90.07	90.86	86.11	81.38	87.84	(1)%	3	90.07	87.84	3

						2023 Q2 vs.		Six Months Ended June 30,
(Dollars in millions)	2023	2023	2022	2022	2022	2023	2022			2023 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2023	2022	2022
Balance Sheet (Period-End)
Loans held for investment	$311,323	$308,836	$312,331	$303,943	$296,384	1%	5%	$311,323	$296,384	5%
Interest-earning assets	441,250	445,166	427,248	415,262	406,565	(1)	9	441,250	406,565	9
Total assets	467,800	471,660	455,249	444,232	440,288	(1)	6	467,800	440,288	6
Interest-bearing deposits	314,393	318,641	300,789	282,802	270,881	(1)	16	314,393	270,881	16
Total deposits	343,705	349,827	332,992	317,193	307,885	(2)	12	343,705	307,885	12
Borrowings	50,258	48,777	48,715	54,607	58,938	3	(15)	50,258	58,938	(15)
Common equity	49,713	49,807	47,737	46,015	48,564	—	2	49,713	48,564	2
Total stockholders’ equity	54,559	54,653	52,582	50,861	53,410	—	2	54,559	53,410	2
Balance Sheet (Average Balances)
Loans held for investment	$309,655	$307,756	$306,881	$300,186	$286,110	1%	8%	$308,711	$280,756	10%
Interest-earning assets	439,139	435,199	421,051	412,171	398,934	1	10	437,180	396,521	10
Total assets	466,652	462,324	449,659	447,088	435,327	1	7	464,459	432,806	7
Interest-bearing deposits	313,207	308,788	292,793	275,900	268,104	1	17	311,010	269,953	15
Total deposits	343,678	340,123	326,558	311,928	305,954	1	12	341,910	307,765	11
Borrowings	48,468	48,016	49,747	58,628	53,208	1	(9)	48,243	47,773	1
Common equity	50,511	49,927	47,594	49,696	49,319	1	2	50,221	51,940	(3)
Total stockholders’ equity	55,357	54,773	52,439	54,541	54,165	1	2	55,066	56,786	(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2023 Q2 vs.				Six Months Ended June 30,
(Dollars in millions, except as noted)	2023	2023	2022	2022	2022	2023		2022				2023 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2023	2022	2022
Performance Metrics
Net interest income growth (period over period)	(1)%	—	3%	7%	2%	**		**		11%	12%	**
Non-interest income growth (period over period)	11	(7)%	2	5	(3)	**		**		4	19	**
Total net revenue growth (period over period)	1	(2)	3	7	1	**		**		9	13	**
Total net revenue margin(4)	8.21	8.18	8.59	8.55	8.25	3	bps	(4)	bps	8.20	8.27	(7)	bps
Net interest margin(5)	6.48	6.60	6.84	6.80	6.54	(12)		(6)		6.54	6.51	3
Return on average assets	1.23	0.83	1.10	1.52	1.87	40		(64)		1.03	2.05	(102)
Return on average tangible assets(6)	1.27	0.86	1.13	1.57	1.93	41		(66)		1.06	2.12	(106)
Return on average common equity(7)	10.70	7.11	9.76	13.01	15.81	359		(511)		8.91	16.43	(752)
Return on average tangible common equity(8)	15.30	10.15	14.22	18.59	22.63	515		(733)		12.74	23.03	(1,029)
Efficiency ratio(9)	53.20	55.54	56.19	56.21	55.67	(234)		(247)		54.36	55.68	(132)
Operating efficiency ratio(10)	43.36	45.47	43.83	45.10	43.49	(211)		(13)		44.41	43.97	44
Effective income tax rate for continuing operations	17.2	17.5	20.2	22.5	20.8	(30)		(360)		17.3	19.5	(220)
Employees (period-end, in thousands)	55.6	56.1	56.0	55.1	53.6	(1)%		4%		55.6	53.6	4%
Credit Quality Metrics
Allowance for credit losses	$14,646	$14,318	$13,240	$12,209	$11,491	2%		27%		$14,646	$11,491	27%
Allowance coverage ratio	4.70%	4.64%	4.24%	4.02%	3.88%	6	bps	82	bps	4.70%	3.88%	82	bps
Net charge-offs	$2,185	$1,697	$1,430	$931	$845	29%		159%		$3,882	$1,612	141%
Net charge-off rate(11)	2.82%	2.21%	1.86%	1.24%	1.18%	61	bps	164	bps	2.52%	1.15%	137	bps
30+ day performing delinquency rate	3.08	2.88	2.96	2.58	2.36	20		72		3.08	2.36	72
30+ day delinquency rate	3.36	3.09	3.21	2.78	2.54	27		82		3.36	2.54	82
Capital Ratios(12)
Common equity Tier 1 capital	12.7%	12.5%	12.5%	12.2%	12.1%	20	bps	60	bps	12.7%	12.1%	60	bps
Tier 1 capital	14.0	13.9	13.9	13.6	13.5	10		50		14.0	13.5	50
Total capital	16.0	15.9	15.8	15.7	15.7	10		30		16.0	15.7	30
Tier 1 leverage	11.0	10.9	11.1	11.0	11.1	10		(10)		11.0	11.1	(10)
Tangible common equity (“TCE”)(13)	7.6	7.6	7.5	7.2	7.9	—		(30)		7.6	7.9	(30)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2023 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except as noted)	2023	2023	2022	2022	2022	2023	2022			2023 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2023	2022	2022
Interest income:
Loans, including loans held for sale	$9,057	$8,723	$8,360	$7,578	$6,605	4%	37%	$17,780	$12,972	37%
Investment securities	639	615	548	499	435	4	47	1,254	837	50
Other	470	416	250	123	55	13	**	886	70	**
Total interest income	10,166	9,754	9,158	8,200	7,095	4	43	19,920	13,879	44
Interest expense:
Deposits	2,277	1,856	1,335	689	293	23	**	4,133	511	**
Securitized debt obligations	236	211	170	120	65	12	**	447	94	**
Senior and subordinated notes	528	489	430	319	194	8	172	1,017	325	**
Other borrowings	12	12	26	69	26	—	(54)	24	35	(31)
Total interest expense	3,053	2,568	1,961	1,197	578	19	**	5,621	965	**
Net interest income	7,113	7,186	7,197	7,003	6,517	(1)	9	14,299	12,914	11
Provision for credit losses	2,490	2,795	2,416	1,669	1,085	(11)	129	5,285	1,762	200
Net interest income after provision for credit losses	4,623	4,391	4,781	5,334	5,432	5	(15)	9,014	11,152	(19)
Non-interest income:
Interchange fees, net	1,213	1,139	1,177	1,195	1,201	6	1	2,352	2,234	5
Service charges and other customer-related fees	411	379	395	415	415	8	(1)	790	815	(3)
Other	275	199	271	192	99	38	178	474	442	7
Total non-interest income	1,899	1,717	1,843	1,802	1,715	11	11	3,616	3,491	4
Non-interest expense:
Salaries and associate benefits	2,317	2,427	2,266	2,187	1,946	(5)	19	4,744	3,972	19
Occupancy and equipment	506	508	554	502	481	—	5	1,014	994	2
Marketing	886	897	1,118	978	1,003	(1)	(12)	1,783	1,921	(7)
Professional services	290	324	481	471	458	(10)	(37)	614	855	(28)
Communications and data processing	344	350	352	349	339	(2)	1	694	678	2
Amortization of intangibles	22	14	25	17	14	57	57	36	28	29
Other	429	425	284	445	342	1	25	854	686	24
Total non-interest expense	4,794	4,945	5,080	4,949	4,583	(3)	5	9,739	9,134	7
Income from continuing operations before income taxes	1,728	1,163	1,544	2,187	2,564	49	(33)	2,891	5,509	(48)
Income tax provision	297	203	312	493	533	46	(44)	500	1,075	(53)
Net income	1,431	960	1,232	1,694	2,031	49	(30)	2,391	4,434	(46)
Dividends and undistributed earnings allocated to participating securities(2)	(23)	(16)	(14)	(21)	(25)	44	(8)	(39)	(53)	(26)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(114)	(114)	—
Net income available to common stockholders	$1,351	$887	$1,161	$1,616	$1,949	52	(31)	$2,238	$4,267	(48)

						2023 Q2 vs.		Six Months Ended June 30,
	2023	2023	2022	2022	2022	2023	2022			2023 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2023	2022	2022
Basic earnings per common share:(2)
Net income per basic common share	$3.53	$2.32	$3.03	$4.21	$4.98	52%	(29)%	$5.85	$10.65	(45)%
Diluted earnings per common share:(2)
Net income per diluted common share	$3.52	$2.31	$3.03	$4.20	$4.96	52%	(29)%	$5.83	$10.61	(45)%
Weighted-average common shares outstanding (in millions):
Basic common shares	382.8	382.6	382.6	383.4	391.2	—	(2)	382.7	400.8	(5)
Diluted common shares	383.7	383.8	383.7	384.6	392.6	—	(2)	383.8	402.3	(5)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2023 Q2 vs.
	2023	2023	2022	2022	2022	2023	2022
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,360	$3,347	$5,193	$3,716	$4,825	—	(30)%
Interest-bearing deposits and other short-term investments	38,236	43,166	25,663	21,176	16,728	(11)%	129
Total cash and cash equivalents	41,596	46,513	30,856	24,892	21,553	(11)	93
Restricted cash for securitization investors	452	460	400	399	697	(2)	(35)
Securities available for sale	78,412	81,925	76,919	75,303	83,022	(4)	(6)
Loans held for investment:
Unsecuritized loans held for investment	280,933	280,093	283,282	277,576	271,339	—	4
Loans held in consolidated trusts	30,390	28,743	29,049	26,367	25,045	6	21
Total loans held for investment	311,323	308,836	312,331	303,943	296,384	1	5
Allowance for credit losses	(14,646)	(14,318)	(13,240)	(12,209)	(11,491)	2	27
Net loans held for investment	296,677	294,518	299,091	291,734	284,893	1	4
Loans held for sale	1,211	363	203	1,729	875	**	38
Premises and equipment, net	4,359	4,365	4,351	4,265	4,238	—	3
Interest receivable	2,297	2,250	2,104	1,853	1,611	2	43
Goodwill	15,060	14,779	14,777	14,771	14,778	2	2
Other assets	27,736	26,487	26,548	29,286	28,621	5	(3)
Total assets	$467,800	$471,660	$455,249	$444,232	$440,288	(1)	6

						2023 Q2 vs.
	2023	2023	2022	2022	2022	2023	2022
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$637	$621	$527	$433	$333	3%	91%
Deposits:
Non-interest-bearing deposits	29,312	31,186	32,203	34,391	37,004	(6)	(21)
Interest-bearing deposits	314,393	318,641	300,789	282,802	270,881	(1)	16
Total deposits	343,705	349,827	332,992	317,193	307,885	(2)	12
Securitized debt obligations	17,861	17,813	16,973	15,926	17,466	—	2
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	649	542	883	528	440	20	48
Senior and subordinated notes	31,627	30,398	30,826	30,615	30,489	4	4
Other borrowings	121	24	33	7,538	10,543	**	(99)
Total other debt	32,397	30,964	31,742	38,681	41,472	5	(22)
Other liabilities	18,641	17,782	20,433	21,138	19,722	5	(5)
Total liabilities	413,241	417,007	402,667	393,371	386,878	(1)	7

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	35,163	34,952	34,725	34,579	34,425	1	2
Retained earnings	59,028	57,898	57,184	56,240	54,836	2	8
Accumulated other comprehensive loss	(9,818)	(8,540)	(9,916)	(10,704)	(6,916)	15	42
Treasury stock, at cost	(29,821)	(29,664)	(29,418)	(29,261)	(28,942)	1	3
Total stockholders’ equity	54,559	54,653	52,582	50,861	53,410	—	2
Total liabilities and stockholders’ equity	$467,800	$471,660	$455,249	$444,232	$440,288	(1)	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $443 million in Q2 2023, $405 million in Q1 2023, $321 million in Q4 2022, $222 million in Q3 2022 and $211 million in Q2 2022 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q2 2023 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2023 Q2			2023 Q1			2022 Q2
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$310,335	$9,057	11.67%	$308,115	$8,723	11.32%	$287,134	$6,605	9.20%
Investment securities	89,994	639	2.84	89,960	615	2.73	92,062	435	1.89
Cash equivalents and other	38,810	470	4.84	37,124	416	4.49	19,738	55	1.10
Total interest-earning assets	$439,139	$10,166	9.26	$435,199	$9,754	8.96	$398,934	$7,095	7.11
Interest-bearing liabilities:
Interest-bearing deposits	$313,207	$2,277	2.91	$308,788	$1,856	2.40	$268,104	$293	0.44
Securitized debt obligations	17,771	236	5.31	17,251	211	4.90	15,041	65	1.73
Senior and subordinated notes	30,161	528	7.00	30,136	489	6.49	28,919	194	2.68
Other borrowings and liabilities	2,419	12	1.95	2,335	12	2.08	10,922	26	0.98
Total interest-bearing liabilities	$363,558	$3,053	3.36	$358,510	$2,568	2.87	$322,986	$578	0.72
Net interest income/spread		$7,113	5.90		$7,186	6.10		$6,517	6.40
Impact of non-interest-bearing funding			0.58			0.50			0.14
Net interest margin			6.48%			6.60%			6.54%

	Six Months Ended June 30,
	2023			2022
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$309,231	$17,780	11.50%	$283,100	$12,972	9.16%
Investment securities	89,977	1,254	2.79	93,374	837	1.79
Cash equivalents and other	37,972	886	4.67	20,047	70	0.69
Total interest-earning assets	$437,180	$19,920	9.11	$396,521	$13,879	7.00
Interest-bearing liabilities:
Interest-bearing deposits	$311,010	$4,133	2.66	$269,953	$511	0.38
Securitized debt obligations	17,512	447	5.10	14,394	94	1.31
Senior and subordinated notes	30,149	1,017	6.75	27,707	325	2.34
Other borrowings and liabilities	2,377	24	2.01	7,298	35	0.98
Total interest-bearing liabilities	$361,048	$5,621	3.11	$319,352	$965	0.60
Net interest income/spread		$14,299	6.00		$12,914	6.40
Impact of non-interest-bearing funding			0.54			0.11
Net interest margin			6.54%			6.51%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2023 Q2 vs.		Six Months Ended June 30,
	2023	2023	2022	2022	2022	2023	2022	2023	2022	2023 vs. 2022
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$135,975	$130,980	$131,581	$121,279	$115,004	4%	18%	$135,975	$115,004	18%
International card businesses	6,516	6,162	6,149	5,634	5,876	6	11	6,516	5,876	11
Total credit card	142,491	137,142	137,730	126,913	120,880	4	18	142,491	120,880	18
Consumer banking:
Auto	75,841	76,652	78,373	79,580	79,926	(1)	(5)	75,841	79,926	(5)
Retail banking	1,439	1,499	1,552	1,619	1,605	(4)	(10)	1,439	1,605	(10)
Total consumer banking	77,280	78,151	79,925	81,199	81,531	(1)	(5)	77,280	81,531	(5)
Commercial banking:
Commercial and multifamily real estate	36,041	37,132	37,453	38,225	37,845	(3)	(5)	36,041	37,845	(5)
Commercial and industrial	55,511	56,411	57,223	57,606	56,128	(2)	(1)	55,511	56,128	(1)
Total commercial banking	91,552	93,543	94,676	95,831	93,973	(2)	(3)	91,552	93,973	(3)
Total loans held for investment	$311,323	$308,836	$312,331	$303,943	$296,384	1	5	$311,323	$296,384	5
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$132,505	$128,562	$124,816	$117,467	$109,962	3%	21%	$130,544	$107,761	21%
International card businesses	6,257	6,108	5,836	5,890	5,873	2	7	6,183	5,909	5
Total credit card	138,762	134,670	130,652	123,357	115,835	3	20	136,727	113,670	20
Consumer banking:
Auto	76,233	77,465	79,108	79,741	79,313	(2)	(4)	76,846	78,109	(2)
Retail banking	1,465	1,529	1,592	1,598	1,668	(4)	(12)	1,497	1,732	(14)
Total consumer banking	77,698	78,994	80,700	81,339	80,981	(2)	(4)	78,343	79,841	(2)
Commercial banking:
Commercial and multifamily real estate	37,068	37,373	37,848	38,230	35,754	(1)	4	37,220	35,215	6
Commercial and industrial	56,127	56,719	57,681	57,260	53,540	(1)	5	56,421	52,030	8
Total commercial banking	93,195	94,092	95,529	95,490	89,294	(1)	4	93,641	87,245	7
Total average loans held for investment	$309,655	$307,756	$306,881	$300,186	$286,110	1	8	$308,711	$280,756	10

						2023 Q2 vs.				Six Months Ended June 30,
	2023	2023	2022	2022	2022	2023		2022		2023	2022	2023 vs. 2022
	Q2	Q1	Q4	Q3	Q2	Q1		Q2
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	4.38%	4.04%	3.22%	2.20%	2.26%	34	bps	212	bps	4.21%	2.19%	202	bps
International card businesses	4.98	4.54	4.29	3.30	3.82	44		116		4.77	3.51	126
Total credit card	4.41	4.06	3.27	2.25	2.34	35		207		4.24	2.26	198
Consumer banking:
Auto	1.40	1.53	1.66	1.05	0.61	(13)		79		1.46	0.63	83
Retail banking	3.25	2.97	5.15	3.89	3.62	28		(37)		3.10	3.98	(88)
Total consumer banking	1.43	1.56	1.73	1.10	0.67	(13)		76		1.50	0.71	79
Commercial banking:
Commercial and multifamily real estate	3.91	0.19	0.05	0.03	(0.08)	372		399		2.04	(0.04)	208
Commercial and industrial	0.11	0.03	0.06	0.06	0.29	8		(18)		0.07	0.20	(13)
Total commercial banking	1.62	0.09	0.06	0.05	0.14	153		148		0.85	0.10	75
Total net charge-offs	2.82	2.21	1.86	1.24	1.18	61		164		2.52	1.15	137
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.74%	3.66%	3.43%	2.97%	2.35%	8	bps	139	bps	3.74%	2.35%	139	bps
International card businesses	4.24	4.20	4.03	3.90	3.67	4		57		4.24	3.67	57
Total credit card	3.77	3.68	3.46	3.01	2.42	9		135		3.77	2.42	135
Consumer banking:
Auto	5.38	5.00	5.62	4.85	4.47	38		91		5.38	4.47	91
Retail banking	1.19	0.56	1.02	0.84	0.67	63		52		1.19	0.67	52
Total consumer banking	5.30	4.92	5.53	4.77	4.39	38		91		5.30	4.39	91
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.16%	0.12%	0.14%	0.14%	0.13%	4	bps	3	bps	0.16%	0.13%	3	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.77	0.67	0.76	0.60	0.50	10		27		0.77	0.50	27
Retail banking	2.99	2.94	2.49	2.62	2.61	5		38		2.99	2.61	38
Total consumer banking	0.82	0.72	0.79	0.64	0.54	10		28		0.82	0.54	28
Commercial banking:
Commercial and multifamily real estate	1.15	0.90	0.72	0.64	0.78	25		37		1.15	0.78	37
Commercial and industrial	0.71	0.72	0.75	0.53	0.64	(1)		7		0.71	0.64	7
Total commercial banking	0.89	0.79	0.74	0.57	0.70	10		19		0.89	0.70	19
Total nonperforming loans	0.47	0.42	0.43	0.35	0.37	5		10		0.47	0.37	10
Total nonperforming assets	0.48	0.44	0.45	0.37	0.39	4		9		0.48	0.39	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2023
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of March 31, 2023	$10,032	$378	$10,410	$2,165	$40	$2,205	$1,703	$14,318
Charge-offs	(1,758)	(110)	(1,868)	(508)	(18)	(526)	(378)	(2,772)
Recoveries	307	33	340	241	6	247	—	587
Net charge-offs	(1,451)	(77)	(1,528)	(267)	(12)	(279)	(378)	(2,185)
Provision for credit losses	1,995	89	2,084	252	7	259	160	2,503
Allowance build (release) for credit losses	544	12	556	(15)	(5)	(20)	(218)	318
Other changes(5)	—	10	10	—	—	—	—	10
Balance as of June 30, 2023	10,576	400	10,976	2,150	35	2,185	1,485	14,646
Reserve for unfunded lending commitments:
Balance as of March 31, 2023	—	—	—	—	—	—	211	211
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(14)	(14)
Balance as of June 30, 2023	—	—	—	—	—	—	197	197
Combined allowance and reserve as of June 30, 2023	$10,576	$400	$10,976	$2,150	$35	$2,185	$1,682	$14,843

	Six Months Ended June 30, 2023
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2022	$9,165	$380	$9,545	$2,187	$50	$2,237	$1,458	$13,240
Cumulative effects of accounting standards adoption(6)	(40)	(23)	(63)	—	—	—	—	(63)
Balance as of January 1, 2023	9,125	357	9,482	2,187	50	2,237	1,458	13,177
Charge-offs	(3,345)	(211)	(3,556)	(1,023)	(34)	(1,057)	(402)	(5,015)
Recoveries	595	64	659	460	11	471	3	1,133
Net charge-offs	(2,750)	(147)	(2,897)	(563)	(23)	(586)	(399)	(3,882)
Provision for credit losses	4,169	176	4,345	526	8	534	426	5,305
Allowance build (release) for credit losses	1,419	29	1,448	(37)	(15)	(52)	27	1,423
Other changes(5)	32	14	46	—	—	—	—	46
Balance as of June 30, 2023	10,576	400	10,976	2,150	35	2,185	1,485	14,646
Reserve for unfunded lending commitments:
Balance as of December 31, 2022	—	—	—	—	—	—	218	218
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(21)	(21)
Balance as of June 30, 2023	—	—	—	—	—	—	197	197
Combined allowance and reserve as of June 30, 2023	$10,576	$400	$10,976	$2,150	$35	$2,185	$1,682	$14,843

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2023					Six Months Ended June 30, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$4,727	$2,269	$632	$(515)	$7,113	$9,384	$4,629	$1,280	$(994)	$14,299
Non-interest income (loss)	1,499	149	257	(6)	1,899	2,862	284	469	1	3,616
Total net revenue (loss)	6,226	2,418	889	(521)	9,012	12,246	4,913	1,749	(993)	17,915
Provision for credit losses	2,084	259	146	1	2,490	4,345	534	405	1	5,285
Non-interest expense	3,020	1,231	482	61	4,794	6,058	2,514	1,012	155	9,739
Income (loss) from continuing operations before income taxes	1,122	928	261	(583)	1,728	1,843	1,865	332	(1,149)	2,891
Income tax provision (benefit)	265	219	61	(248)	297	437	440	78	(455)	500
Income (loss) from continuing operations, net of tax	$857	$709	$200	$(335)	$1,431	$1,406	$1,425	$254	$(694)	$2,391

	Three Months Ended March 31, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$4,657	$2,360	$648	$(479)	$7,186
Non-interest income	1,363	135	212	7	1,717
Total net revenue (loss)	6,020	2,495	860	(472)	8,903
Provision (benefit) for credit losses	2,261	275	259	—	2,795
Non-interest expense	3,038	1,283	530	94	4,945
Income (loss) from continuing operations before income taxes	721	937	71	(566)	1,163
Income tax provision (benefit)	172	221	17	(207)	203
Income (loss) from continuing operations, net of tax	$549	$716	$54	$(359)	$960

	Three Months Ended June 30, 2022					Six Months Ended June 30, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$3,899	$2,147	$635	$(164)	$6,517	$7,738	$4,260	$1,242	$(326)	$12,914
Non-interest income (loss)	1,410	96	272	(63)	1,715	2,868	201	549	(127)	3,491
Total net revenue (loss)	5,309	2,243	907	(227)	8,232	10,606	4,461	1,791	(453)	16,405
Provision (benefit) for credit losses	581	281	222	1	1,085	1,126	411	230	(5)	1,762
Non-interest expense	2,771	1,286	485	41	4,583	5,554	2,522	973	85	9,134
Income (loss) from continuing operations before income taxes	1,957	676	200	(269)	2,564	3,926	1,528	588	(533)	5,509
Income tax provision (benefit)	466	160	48	(141)	533	935	362	140	(362)	1,075
Income (loss) from continuing operations, net of tax	$1,491	$516	$152	$(128)	$2,031	$2,991	$1,166	$448	$(171)	$4,434

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2023 Q2 vs.				Six Months Ended June 30,
	2023	2023	2022	2022	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2023	2022	2022
Credit Card
Earnings:
Net interest income	$4,727	$4,657	$4,533	$4,313	$3,899	2%		21%		$9,384	$7,738	21%
Non-interest income	1,499	1,363	1,449	1,454	1,410	10		6		2,862	2,868	—
Total net revenue	6,226	6,020	5,982	5,767	5,309	3		17		12,246	10,606	15
Provision for credit losses	2,084	2,261	1,878	1,261	581	(8)		**		4,345	1,126	**
Non-interest expense	3,020	3,038	3,069	3,004	2,771	(1)		9		6,058	5,554	9
Income from continuing operations before income taxes	1,122	721	1,035	1,502	1,957	56		(43)		1,843	3,926	(53)
Income tax provision	265	172	245	356	466	54		(43)		437	935	(53)
Income from continuing operations, net of tax	$857	$549	$790	$1,146	$1,491	56		(43)		$1,406	$2,991	(53)
Selected performance metrics:
Period-end loans held for investment	$142,491	$137,142	$137,730	$126,913	$120,880	4		18		$142,491	$120,880	18
Average loans held for investment	138,762	134,670	130,652	123,357	115,835	3		20		136,727	113,670	20
Average yield on loans outstanding(1)	18.17%	17.98%	17.69%	16.74%	15.24%	19	bps	293	bps	18.07%	15.11%	296	bps
Total net revenue margin(8)	17.95	17.88	18.32	18.70	18.33	7		(38)		17.91	18.44	(53)
Net charge-off rate	4.41	4.06	3.27	2.25	2.34	35		207		4.24	2.26	198
30+ day performing delinquency rate	3.77	3.68	3.46	3.01	2.42	9		135		3.77	2.42	135
30+ day delinquency rate	3.77	3.69	3.46	3.02	2.42	8		135		3.77	2.42	135
Nonperforming loan rate(3)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(9)	$157,937	$141,658	$155,633	$149,497	$148,491	11%		6%		$299,595	$282,153	6%

						2023 Q2 vs.				Six Months Ended June 30,
	2023	2023	2022	2022	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2023	2022	2022
Domestic Card
Earnings:
Net interest income	$4,453	$4,390	$4,280	$4,065	$3,651	1%		22%		$8,843	$7,271	22%
Non-interest income	1,431	1,298	1,392	1,383	1,340	10		7		2,729	2,588	5
Total net revenue	5,884	5,688	5,672	5,448	4,991	3		18		11,572	9,859	17
Provision for credit losses	1,995	2,174	1,800	1,167	494	(8)		**		4,169	1,053	**
Non-interest expense	2,805	2,847	2,866	2,803	2,594	(1)		8		5,652	5,158	10
Income from continuing operations before income taxes	1,084	667	1,006	1,478	1,903	63		(43)		1,751	3,648	(52)
Income tax provision	256	157	238	351	450	63		(43)		413	864	(52)
Income from continuing operations, net of tax	$828	$510	$768	$1,127	$1,453	62		(43)		$1,338	$2,784	(52)
Selected performance metrics:
Period-end loans held for investment	$135,975	$130,980	$131,581	$121,279	$115,004	4		18		$135,975	$115,004	18
Average loans held for investment	132,505	128,562	124,816	117,467	109,962	3		21		130,544	107,761	21
Average yield on loans outstanding(1)	18.07%	17.88%	17.58%	16.61%	15.03%	19	bps	304	bps	17.98%	14.92%	306	bps
Total net revenue margin(8)	17.76	17.70	18.18	18.55	18.16	6		(40)		17.73	18.21	(48)
Net charge-off rate(2)	4.38	4.04	3.22	2.20	2.26	34		212		4.21	2.19	202
30+ day performing delinquency rate	3.74	3.66	3.43	2.97	2.35	8		139		3.74	2.35	139
Purchase volume(9)	$154,184	$138,310	$151,995	$145,805	$144,668	11%		7%		$292,494	$270,952	8%
Refreshed FICO scores:(10)
Greater than 660	69%	68%	69%	70%	70%	1		(1)		69%	70%	(1)
660 or below	31	32	31	30	30	(1)		1		31	30	1
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2023 Q2 vs.				Six Months Ended June 30,
	2023	2023	2022	2022	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2023	2022	2022
Consumer Banking
Earnings:
Net interest income	$2,269	$2,360	$2,394	$2,311	$2,147	(4)%		6%		$4,629	$4,260	9%
Non-interest income	149	135	139	129	96	10		55		284	201	41
Total net revenue	2,418	2,495	2,533	2,440	2,243	(3)		8		4,913	4,461	10
Provision for credit losses	259	275	477	285	281	(6)		(8)		534	411	30
Non-interest expense	1,231	1,283	1,450	1,340	1,286	(4)		(4)		2,514	2,522	—
Income from continuing operations before income taxes	928	937	606	815	676	(1)		37		1,865	1,528	22
Income tax provision	219	221	144	193	160	(1)		37		440	362	22
Income from continuing operations, net of tax	$709	$716	$462	$622	$516	(1)		37		$1,425	$1,166	22
Selected performance metrics:
Period-end loans held for investment	$77,280	$78,151	$79,925	$81,199	$81,531	(1)		(5)		$77,280	$81,531	(5)
Average loans held for investment	77,698	78,994	80,700	81,339	80,981	(2)		(4)		78,343	79,841	(2)
Average yield on loans held for investment(1)	7.65%	7.40%	7.31%	7.20%	7.08%	25	bps	57	bps	7.52%	7.13%	39	bps
Auto loan originations	$7,160	$6,211	$6,635	$8,289	$10,328	15%		(31)%		$13,371	$22,041	(39)%
Period-end deposits	286,174	291,163	270,592	256,661	255,904	(2)		12		286,174	255,904	12
Average deposits	285,647	278,772	262,844	255,843	254,336	2		12		282,229	254,798	11
Average deposits interest rate	2.46%	1.96%	1.42%	0.79%	0.38%	50	bps	208	bps	2.21%	0.33%	188	bps
Net charge-off rate	1.43	1.56	1.73	1.10	0.67	(13)		76		1.50	0.71	79
30+ day performing delinquency rate	5.30	4.92	5.53	4.77	4.39	38		91		5.30	4.39	91
30+ day delinquency rate	5.95	5.46	6.18	5.28	4.81	49		114		5.95	4.81	114
Nonperforming loan rate(3)	0.82	0.72	0.79	0.64	0.54	10		28		0.82	0.54	28
Nonperforming asset rate(4)	0.88	0.78	0.87	0.71	0.60	10		28		0.88	0.60	28
Auto—At origination FICO scores:(11)
Greater than 660	52%	52%	53%	52%	52%	—		—		52%	52%	—
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	28	28	27	28	28	—		—		28	28	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2023 Q2 vs.				Six Months Ended June 30,
	2023	2023	2022	2022	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2023	2022	2022
Commercial Banking
Earnings:
Net interest income(12)	$632	$648	$520	$699	$635	(2)%		—		$1,280	$1,242	3%
Non-interest income	257	212	261	319	272	21		(6)%		469	549	(15)
Total net revenue(7)	889	860	781	1,018	907	3		(2)		1,749	1,791	(2)
Provision for credit losses	146	259	62	123	222	(44)		(34)		405	230	76
Non-interest expense	482	530	555	542	485	(9)		(1)		1,012	973	4
Income from continuing operations before income taxes	261	71	164	353	200	**		31		332	588	(44)
Income tax provision	61	17	39	83	48	**		27		78	140	(44)
Income from continuing operations, net of tax	$200	$54	$125	$270	$152	**		32		$254	$448	(43)
Selected performance metrics:
Period-end loans held for investment(13)	$91,552	$93,543	$94,676	$95,831	$93,973	(2)		(3)		$91,552	$93,973	(3)
Average loans held for investment	93,195	94,092	95,529	95,490	89,294	(1)		4		93,641	87,245	7
Average yield on loans held for investment(1)(7)	6.75%	6.31%	5.63%	4.40%	3.18%	44	bps	357	bps	6.53%	2.92%	361	bps
Period-end deposits	$36,793	$38,380	$40,808	$41,058	$38,844	(4)%		(5)%		$36,793	$38,844	(5)%
Average deposits	37,960	39,941	42,779	39,799	40,536	(5)		(6)		38,945	42,760	(9)
Average deposits interest rate	2.68%	2.34%	1.80%	0.83%	0.19%	34	bps	249	bps	2.51%	0.15%	236	bps
Net charge-off rate	1.62	0.09	0.06	0.05	0.14	153		148		0.85	0.10	75
Nonperforming loan rate(3)	0.89	0.79	0.74	0.57	0.70	10		19		0.89	0.70	19
Nonperforming asset rate(4)	0.89	0.79	0.74	0.57	0.70	10		19		0.89	0.70	19
Risk category:(14)
Noncriticized	$84,583	$85,964	$87,620	$89,559	$88,349	(2)%		(4)%		$84,583	$88,349	(4)%
Criticized performing	6,158	6,839	6,355	5,722	4,969	(10)		24		6,158	4,969	24
Criticized nonperforming	811	740	701	550	655	10		24		811	655	24
Total commercial banking loans held for investment	$91,552	$93,543	$94,676	$95,831	$93,973	(2)		(3)		$91,552	$93,973	(3)
Risk category as a percentage of period-end loans held for investment:(14)
Noncriticized	92.38%	91.90%	92.55%	93.46%	94.01%	48	bps	(163)	bps	92.38%	94.01%	(163)	bps
Criticized performing	6.73	7.31	6.71	5.97	5.29	(58)		144		6.73	5.29	144
Criticized nonperforming	0.89	0.79	0.74	0.57	0.70	10		19		0.89	0.70	19
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2023 Q2 vs.		Six Months Ended June 30,
	2023	2023	2022	2022	2022	2023	2022			2023 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2023	2022	2022
Other
Earnings:
Net interest loss(12)	$(515)	$(479)	$(250)	$(320)	$(164)	8%	**	$(994)	$(326)	**
Non-interest income (loss)	(6)	7	(6)	(100)	(63)	**	(90)%	1	(127)	**
Total net loss(7)	(521)	(472)	(256)	(420)	(227)	10	130	(993)	(453)	119%
Provision (benefit) for credit losses	1	—	(1)	—	1	**	—	1	(5)	**
Non-interest expense(15)	61	94	6	63	41	(35)	49	155	85	82
Loss from continuing operations before income taxes	(583)	(566)	(261)	(483)	(269)	3	117	(1,149)	(533)	116
Income tax benefit	(248)	(207)	(116)	(139)	(141)	20	76	(455)	(362)	26
Loss from continuing operations, net of tax	$(335)	$(359)	$(145)	$(344)	$(128)	(7)	162	$(694)	$(171)	**
Selected performance metrics:
Period-end deposits	$20,738	$20,284	$21,592	$19,474	$13,137	2	58	$20,738	$13,137	58
Average deposits	20,071	21,410	20,935	16,286	11,082	(6)	81	20,736	10,207	103
Total
Earnings:
Net interest income	$7,113	$7,186	$7,197	$7,003	$6,517	(1)%	9%	$14,299	$12,914	11%
Non-interest income	1,899	1,717	1,843	1,802	1,715	11	11	3,616	3,491	4
Total net revenue	9,012	8,903	9,040	8,805	8,232	1	9	17,915	16,405	9
Provision for credit losses	2,490	2,795	2,416	1,669	1,085	(11)	129	5,285	1,762	200
Non-interest expense	4,794	4,945	5,080	4,949	4,583	(3)	5	9,739	9,134	7
Income from continuing operations before income taxes	1,728	1,163	1,544	2,187	2,564	49	(33)	2,891	5,509	(48)
Income tax provision	297	203	312	493	533	46	(44)	500	1,075	(53)
Income from continuing operations, net of tax	$1,431	$960	$1,232	$1,694	$2,031	49	(30)	$2,391	$4,434	(46)
Selected performance metrics:
Period-end loans held for investment	$311,323	$308,836	$312,331	$303,943	$296,384	1	5	$311,323	$296,384	5
Average loans held for investment	309,655	307,756	306,881	300,186	286,110	1	8	308,711	280,756	10
Period-end deposits	343,705	349,827	332,992	317,193	307,885	(2)	12	343,705	307,885	12
Average deposits	343,678	340,123	326,558	311,928	305,954	1	12	341,910	307,765	11

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)In August 2022, in addition to our normal recovery activity, we sold a pool of charged-off loans that resulted in elevated debt sale recovery activity of approximately $33 million, which decreased the Domestic Credit Card net charge-off rate for the third quarter of 2022 by approximately 11 basis points. Excluding the impact, the Domestic Credit Card net charge-off rate would have been 2.31% for the third quarter of 2022.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Primarily represents the initial allowance for purchased credit-deteriorated loans and foreign currency translation adjustments. The initial allowance of purchased credit-deteriorated loans was $0 million and $32 million for the three and six months ended June 30, 2023, respectively.
(6)Impact from the adoption of ASU 2022-02, Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures as of January 1, 2023.
(7)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(8)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(9)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(10)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(11)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(12)In the fourth quarter of 2022, an internal funds transfer pricing impact of $176 million decreased net interest income in the Commercial Banking business and increased the Other category, and was therefore neutral to Capital One Financial Corporation.
(13)We reclassified $888 million in commercial office real estate loans from loans held for investment to loans held for sale as of June 30, 2023.
(14)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(15)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Regulatory Capital Metrics
Common equity excluding AOCI	$60,729	$59,546	$59,450	$58,516	$57,278
Adjustments:
AOCI, net of tax(2)	31	(3)	(17)	(120)	(72)
Goodwill, net of related deferred tax liabilities	(14,813)	(14,538)	(14,540)	(14,537)	(14,548)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(358)	(371)	(162)	(194)	(95)
Common equity Tier 1 capital	$45,589	$44,634	$44,731	$43,665	$42,563
Tier 1 capital	$50,434	$49,479	$49,576	$48,510	$47,408
Total capital(3)	57,607	56,611	56,714	55,938	55,100
Risk-weighted assets	359,612	356,079	357,920	356,801	351,746
Adjusted average assets(4)	459,732	455,477	444,704	439,479	427,446
Capital Ratios
Common equity Tier 1 capital(5)	12.7%	12.5%	12.5%	12.2%	12.1%
Tier 1 capital(6)	14.0	13.9	13.9	13.6	13.5
Total capital(7)	16.0	15.9	15.8	15.7	15.7
Tier 1 leverage(4)	11.0	10.9	11.1	11.0	11.1
TCE(8)	7.6	7.6	7.5	7.2	7.9

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2023	2023	2022	2022	2022	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2023	2022
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,351	$887	$1,161	$1,616	$1,949	$2,238	$4,267
Insurance recoveries and legal reserve activity	—	—	(177)	—	—	—	—
Restructuring charges	—	—	72	—	—	—	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,351	887	1,056	1,616	1,949	2,238	4,267
Income tax impacts	—	—	25	—	—	—	—
Adjusted net income available to common stockholders (non-GAAP)	$1,351	$887	$1,081	$1,616	$1,949	$2,238	$4,267

Diluted weighted-average common shares outstanding (in millions) (GAAP)	383.7	383.8	383.7	384.6	392.6	383.8	402.3

Diluted EPS (GAAP)	$3.52	$2.31	$3.03	$4.20	$4.96	$5.83	$10.61
Impact of adjustments noted above	—	—	(0.21)	—	—	—	—
Adjusted diluted EPS (non-GAAP)	$3.52	$2.31	$2.82	$4.20	$4.96	$5.83	$10.61

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,794	$4,945	$5,080	$4,949	$4,583	$9,739	$9,134
Insurance recoveries and legal reserve activity	—	—	177	—	—	—	—
Restructuring charges	—	—	(72)	—	—	—	—
Adjusted non-interest expense (non-GAAP)	$4,794	$4,945	$5,185	$4,949	$4,583	$9,739	$9,134

Total net revenue (GAAP)	$9,012	$8,903	$9,040	$8,805	$8,232	$17,915	$16,405

Efficiency ratio (GAAP)	53.20%	55.54%	56.19%	56.21%	55.67%	54.36%	55.68%
Impact of adjustments noted above	—	—	117bps	—	—	—	—
Adjusted efficiency ratio (non-GAAP)	53.20%	55.54%	57.36%	56.21%	55.67%	54.36%	55.68%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,908	$4,048	$3,962	$3,971	$3,580	$7,956	$7,213
Insurance recoveries and legal reserve activity	—	—	177	—	—	—	—
Restructuring charges	—	—	(72)	—	—	—	—
Adjusted operating expense (non-GAAP)	$3,908	$4,048	$4,067	$3,971	$3,580	$7,956	$7,213

	2023	2023	2022	2022	2022	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2023	2022
Total net revenue (GAAP)	$9,012	$8,903	$9,040	$8,805	$8,232	$17,915	$16,405

Operating efficiency ratio (GAAP)	43.36%	45.47%	43.83%	45.10%	43.49%	44.41%	43.97%
Impact of adjustments noted above	—	—	116bps	—	—	—	—
Adjusted operating efficiency ratio (non-GAAP)	43.36%	45.47%	44.99%	45.10%	43.49%	44.41%	43.97%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2023	2023	2022	2022	2022
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Pre- Provision Earnings
Total net revenue	$9,012	$8,903	$9,040	$8,805	$8,232
Non-interest expense	(4,794)	(4,945)	(5,080)	(4,949)	(4,583)
Pre-provision earnings(9)	$4,218	$3,958	$3,960	$3,856	$3,649
Tangible Common Equity (Period-End)
Stockholders’ equity	$54,559	$54,653	$52,582	$50,861	$53,410
Goodwill and other intangible assets(10)	(15,356)	(15,098)	(14,902)	(14,932)	(14,850)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$34,358	$34,710	$32,835	$31,084	$33,715
Tangible Common Equity (Average)
Stockholders’ equity	$55,357	$54,773	$52,439	$54,541	$54,165
Goodwill and other intangible assets(10)	(15,187)	(14,984)	(14,926)	(14,916)	(14,875)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$35,325	$34,944	$32,668	$34,780	$34,445
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$1,351	$887	$1,161	$1,616	$1,949
Tangible common equity (Average)	35,325	34,944	32,668	34,780	34,445
Return on tangible common equity(11)(12)	15.30%	10.15%	14.22%	18.59%	22.63%
Tangible Assets (Period-End)
Total assets	$467,800	$471,660	$455,249	$444,232	$440,288
Goodwill and other intangible assets(10)	(15,356)	(15,098)	(14,902)	(14,932)	(14,850)
Tangible assets(11)	$452,444	$456,562	$440,347	$429,300	$425,438

	2023	2023	2022	2022	2022
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Assets (Average)
Total assets	$466,652	$462,324	$449,659	$447,088	$435,327
Goodwill and other intangible assets(10)	(15,187)	(14,984)	(14,926)	(14,916)	(14,875)
Tangible assets(11)	$451,465	$447,340	$434,733	$432,172	$420,452
Return on Tangible Assets (Average)
Net income	$1,431	$960	$1,232	$1,694	$2,031
Tangible Assets (Average)	451,465	447,340	434,733	432,172	420,452
Return on tangible assets(11)(13)	1.27%	0.86%	1.13%	1.57%	1.93%
TCE Ratio
Tangible common equity (Period-end)	$34,358	$34,710	$32,835	$31,084	$33,715
Tangible Assets (Period-end)	452,444	456,562	440,347	429,300	425,438
TCE Ratio(11)	7.6%	7.6%	7.5%	7.2%	7.9%
Tangible Book Value per Share
Tangible common equity (Period-end)	$34,358	$34,710	$32,835	$31,084	$33,715
Outstanding Common Shares	381.4	382.0	381.3	382.0	383.8
Tangible book value per common share(11)	$90.07	$90.86	$86.11	$81.38	$87.84
__________
(1)Regulatory capital metrics and capital ratios as of June 30, 2023 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.